UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported) March 24, 2004

                             GSI Securitization Ltd.
             (Exact name of registrant as specified in its charter)

                          Grand Cayman Islands, B.W.I.
                 (State or other jurisdiction of incorporation)


        0-29600                                        NONE
(Commission File Number)               (I.R.S. Employer Identification No.)


                         502 Carnegie Center, Suite 103
                           Princeton, New Jersey 08540
                    (Address of principal executive offices)


                                 (609) 987-8080
               Registrant's telephone number, including area code


                   Klinair Environmental Technologies Limited
                            3rd Floor Harbour Centre
                                 PO Box 1348 GT
                        Grand Cayman, Cayman Islands, BWI
          (Former name or former address, if changed since last report)


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ITEM 6.  Other Matters

At a meeting of the Board of Directors on March 24, 2004, Mr. Robert Couch was appointed Executive Vice President and Chief Operating Officer of the Company. Since May 15, 2003 Mr. Couch had been a Vice President.

Mr. Couch's background includes 20+ years in the medical receivable business. His background includes President of MPS & Associates, Vice President of Chicago Primary Health Services (CPHS), and Director of Internal Medicine Associates Department of Medicine. He is a graduate of Gradwohl School of Medical Technology and attended Regis University, Denver Colorado. His experience includes managing claims adjudication and reimbursement.
Mr. Couch, in addition to his administrative work, has significant experience in software and hardware as it pertains to medical receivables.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

B.       Exhibits
         NONE






                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  March 25, 2004          GSI Securitization Ltd.
                                  (Registrant)


                            /s/Gunther Slaton, CEO
                            -----------------------
                               Gunther Slaton, CEO


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